                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is dated as of October 15, 2003, by and among Alteon Inc., a corporation organized under the laws of the State of Delaware (the "Company,") and each of the Purchasers whose names are set forth on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers and the Purchasers, severally, shall purchase up to an aggregate of 6,016,602 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"); and

         WHEREAS, such purchase and sale will be made pursuant to (i) a registration statement (No. 333-56512), including a prospectus, relating to $50,000,000 of the Common Stock (the " 2001 Registration Statement"), and (ii) a registration statement (No. 333-106048), including a prospectus, relating to $100,000,000 of the Common Stock (the "2003 Registration Statement", and together with the 2001 Registration Statement, the "Registration Statements"), which the Company has filed with the Securities and Exchange Commission (the "Commission").

         The parties hereto agree as follows:

1.       Purchase, Sale and Delivery of the Shares.

         (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers and each of the Purchasers severally agrees to purchase from the Company the number of shares provided for in Section 1(b) and Section 1(c) below (collectively, the "Shares"), which will be sold at separate closings (each, a "Closing"). At each
Closing: (x) the Shares will be delivered by the Company to the Purchasers against payment of the purchase price therefor by same day funds payable to the order of the Company at the offices of Smith, Stratton, Wise, Heher & Brennan, LLP, 600 College Road East, Princeton, New Jersey 08540 or such other location as may be mutually acceptable; and (y) the Company shall issue and deliver to each Purchaser: (i) a stock certificate, registered in the name of such Purchaser and free of all restrictive legends, representing the number of Shares (or, for Purchasers who provide the necessary account information to the Company, the Company shall issue and deliver such Shares in a balance account with The Depository Trust Company through its Deposit Withdrawal Agent Commission System), and (ii) the legal opinion of the Company's outside counsel in the form of Exhibit C. At or prior to each Closing the Company shall deliver to each Purchaser a prospectus supplement with respect to each of the Registration Statements, as applicable, reflecting the sale of the Shares (including Shares that may be issued at the Additional Closing (each a "Supplement", and together the "Supplements"). The initial closing under this Agreement (the "Initial Closing") shall take place at 10:00 a.m. Eastern Daylight Time on or about October 17, 2003, and an additional closing (the "Additional Closing") shall take place seven (7) Business Days (as defined below) after the Period End Date (as defined below), or at such other times and dates as each Purchaser and the Company mutually determine, each of such times and dates being herein referred to as the "Closing Date." Notwithstanding the foregoing, the Additional Closing shall occur if, and only if, at least one Purchaser has delivered a notice (an "Additional Closing Notice") to the Company prior to the sixtieth (60th) Business Day after the Initial Closing (the "Period End Date") requesting an Additional Closing and initially specifying the number of Shares to be purchased by such Purchaser at the Additional Closing. Such Period End Date shall be extended for any Trading Days on which the Common Stock of the Company is not traded on AMEX (as defined below). The term "Business Day" shall mean (a) any day on which trading occurs on AMEX (or any successor thereto), or
(b) if trading does not occur on AMEX (or any successor thereto), any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

         (b) At the Initial Closing, each of the Purchasers agrees to purchase from the Company the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A hereto (the aggregate of such shares being referred to herein as the "Initial Shares"). The purchase price for each Initial Share shall be $1.75 per share.

         (c) At the Additional Closing, each of the Purchasers shall have the right at its option to purchase, and the Company agrees to sell, up to the number of shares of Common Stock set forth in such Purchaser's Additional Closing Notice (if any), but in no event will a Purchaser have the right to specify in its Additional Closing Notice a number of shares exceeding the number opposite such Purchaser's name on Exhibit B hereto (the aggregate of such shares being referred to herein as the "Additional Shares"). Within one (1) Business Day after the Period End Date, the Company shall provide each Purchaser that has delivered an Additional Closing Notice prior to the Period End Date a written notice (the "Refused Shares Notice") specifying the number of Shares (if any) that could have been purchased by Purchasers but that were not covered by an Additional Closing Notice ("Refused Shares"). Each such Purchaser shall have the right, at its option, to purchase up to its pro rata share of the Refused Shares at the Additional Closing, and may exercise such right by delivering notice thereof to the Company within three (3) Business Days of its receipt of the Refused Shares Notice. The purchase price for each Additional Share shall be $1.85 per share. No Purchaser shall have any obligation to purchase any Shares at an Additional Closing. For purposes hereof, a Purchaser's "pro rata share" shall be determined by multiplying the number of Refused Shares by a fraction the numerator of which is the number of Shares specified in such Purchaser's Additional Closing Notice and the denominator of which is the number of Shares specified in all Additional Closing Notices delivered by Purchasers.

2.       Representations and Warranties of the Company.

         (a) The Company represents and warrants to, and agrees with, each Purchaser as follows:

                  (i) The above-referenced registration statements have been declared effective by the Commission and no stop order suspending the effectiveness of such registration statements has been issued and no proceeding for that purpose has been instituted or overtly threatened by the Commission. Such registration statements, as amended or supplemented at the time of this Agreement and including all material incorporated by reference therein as of the date of this Agreement, is hereinafter referred to as the "Registration Statements", and the prospectuses included in the Registration Statements, as supplemented as contemplated by Section 3(a) hereof to reflect the terms of the offering of the Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") or Rule 430A ("Rule 430A") under the

         Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein as of the date of such filing, is hereinafter referred to as the "Prospectuses". On the effective date of the Registration Statements and as of the date of any amendments or supplements thereto, the Registration Statements conformed in all material respects to the requirements of the Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"), except to the extent of the information permitted to be omitted pursuant to Rule 430A, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, on the date of this Agreement, the Registration Statements conform and, on the date of the filing of the Prospectuses, the Registration Statements and the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (ii) The financial statements of the Company, together with the notes thereto, set forth in the Registration Statements and Prospectuses comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with accounting principles generally accepted in the United States consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statements present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statements or Prospectuses except such financial statements or schedules that are disclosed therein. KPMG LLP, which expressed its opinion with respect to the audited financial statements of the Company as of December 31, 2002 and for the year then ended that were filed as a part of the Registration Statements and included in the Registration Statements and Prospectuses, were independent public accountants as required by the Act and the Rules and Regulations.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and in which the failure to so qualify would have a material adverse effect on the condition (financial or other), business, properties, prospects or results of operations of the Company ("Material Adverse Effect").

                  (iv) The Shares and all of the outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares have been delivered and paid for in accordance with this Agreement on the Closing Date, such Shares will be, validly issued, fully paid and non-assessable, and will be free of any liens, encumbrances, preemptive or similar rights

         (other than those created by Purchaser) and will conform to the description thereof contained in the Prospectuses. Except as set forth in the Registration Statements or as contemplated or required by any document contained or incorporated by reference therein, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound.

                  (v) Except as set forth in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

                  (vi) The outstanding shares of Common Stock are listed on The American Stock Exchange ("AMEX").

                  (vii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court, or any third party, is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Shares by the Company, except such as may be required under the Act and under state securities laws.

                  (viii) Except as disclosed in the Prospectuses, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectuses, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

                  (ix) The Company is not, and the transactions contemplated hereby will not cause the Company to be, in violation of its articles of incorporation, or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or of any decree of any court or governmental agency or body having jurisdiction over the Company, which violation would, if continued, have a Material Adverse Effect.

                  (x) The Company is not, and the transactions contemplated hereby will not cause the Company to be, in breach, default or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company is a party or by which any of the Company's properties may be bound (a "Company Contract") which breach, default or violation would, if continued, have a Material Adverse Effect. To the Company's knowledge, all of the parties to Company Contracts have complied in all material respects with the provisions thereof, and no party is in material default thereunder.

                  (xi) To the Company's knowledge, no party to a Company Contract (a "Third Party") is a party to any other agreement, lease or other instrument (a "Third Party Contract") under which the failure by the Third Party to perform under such Third Party Contract would adversely affect the Company's rights under the express terms of any of the Company Contracts.

                  (xii) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it (except for any such certificate, authority or permit with respect to which the failure to obtain would not individually or in the aggregate have a Material Adverse Effect) and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  (xiii) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (xiv) Except as disclosed in the Prospectuses, the Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), does not own or, to its knowledge, operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xv) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xvi) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective Material Adverse Effect.

                  (xvii) Except as set forth in the Registration Statements or as contemplated or required by any document contained or incorporated by reference therein, subsequent to the respective dates as of which information is given in the

         Registration Statements and the Prospectuses, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, made any direct or indirect redemption, purchase or other acquisition of its capital stock declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of outstanding convertible securities), or any material change in the short-term or long-term debt, or any issuance by the Company of options (other than options granted pursuant to the Company's Amended and Restated 1987 Stock Option Plan and the Company's Amended 1995 Stock Option Plan (collectively, the "Stock Option Plans")), warrants, convertible securities or other rights to purchase the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, net worth or results of operations of the Company. Except as set forth in the Registration Statements or as contemplated or required by any document contained or incorporated by reference therein, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (xviii) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statements by the Act or by the Rules and Regulations that have not been so filed.

                  (xix) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company or for the consummation by the Company of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement.

                  (xx) The Company owns or possesses or has licenses to use all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights (such patents referred to herein as the "Patents" and all of such intellectual property referred to collectively as the "Intellectual Property") necessary for the conduct of the business of the Company as currently carried on and as described in the Registration Statements and Prospectuses; except as stated in the Registration Statements and Prospectuses, to the Company's knowledge, no name which the Company uses and no other aspect of the business of the Company as conducted on the date hereof involves or gives rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others material to the business of the Company and the Company has not received any notice alleging any such infringement or fee. The Company or the licensor has duly and properly filed or caused to be filed with the U.S. Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications described in the Registration Statements and the Prospectuses (the "Patent Applications"); in connection with the filing of the Patent Applications, the Company or the licensor has conducted reasonable investigations of the published literature and patent references relating to the inventions claimed in such applications; to the best of the Company's knowledge, it has complied with the PTO's duty of candor and disclosure for the Patent Applications and has made no misrepresentation in the Patent Applications; the Company is not aware of any facts material to a determination of patentability regarding the Patent Applications not called to the attention of the PTO which would preclude the grant of a patent for the Patent Applications; and the Company has no knowledge of any facts which would preclude it from having an enforceable license or clear title to the Patent Applications.

                  (xxi) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith or which could result in a material adverse effect on the financial condition of the Company.

                  (xxii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectuses or other materials permitted by the Act to be distributed by the Company.

                  (xxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxiv) Except as disclosed in the Registration Statements and the documents referred to and incorporated therein by reference, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Common Stock registered pursuant to the Registration Statements.

                  (xxv) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company has not been refused any insurance coverage sought or applied for; and, except for the potential effect of conditions in the insurance industry and markets generally, the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company, except as described in the Prospectuses.

                  (xxvi) The Company confirms that neither it nor any other person or entity acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, the Registration Statements and each Supplement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company that has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") are being incorporated into the Registration Statements) in the Registration Statements or the Supplements. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby.

                  (xxvii) The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this

         Agreement and the transactions contemplated hereby is merely incidental to such Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

         (b) Any certificate signed by any officer of the Company and delivered to the Purchasers shall be deemed a representation and warranty by the Company to the Purchasers as to the matters covered thereby.

3. Covenants. The Company covenants and agrees with each Purchaser as follows:

         (a) Prior to each Closing, the Company will file a prospectus supplement with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Purchaser, subparagraph (5) thereto) with regard to the Shares being issued at such Closing.

         (b) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

         (c) On or prior to each Closing, all necessary filings shall be made as required and all filing fees shall have been paid to effect the listing of the Shares on AMEX.

         (d) The Company shall not and shall cause each of its Affiliates (as defined in Rule 405 under the Securities Act) and other persons acting on behalf of the Company not to divulge to any Purchaser any information that it believes to be material non public information unless such Purchaser has agreed in writing to receive such information prior to such divulgence.

4. Conditions of Purchasers' Obligations. The obligations of each Purchaser hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at the Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) The prospectus supplement shall have been filed with the Commission in accordance with the Rules and Regulations and Section 3(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statements or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Purchasers, shall be contemplated by the Commission.

         (b) No Purchaser shall have advised the Company that the Registration Statements or the Prospectuses, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in such Purchaser's opinion, is material, or omits to state a fact which, in such Purchaser's opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

         (c) Except as set forth in the Registration Statements or as contemplated or required by any document contained or incorporated by reference therein, subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectuses the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of outstanding convertible securities), or any material change in the short-term or long-term debt of the Company, or any issuance of options (other than options granted pursuant to the Stock Option Plans), warrants, convertible securities or other rights to purchase the capital stock of the Company or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, net worth or results of operations of the Company that, in a Purchaser's judgment, makes it impractical or inadvisable to purchase the Shares on the terms and in the manner contemplated in the Prospectuses;

         (d) Each Purchaser shall have received an opinion substantially in the form attached as Exhibit C hereto, dated the Closing Date, of Smith, Stratton, Wise, Heher & Brennan, LLP, counsel for the Company.

         (e) On each Closing Date, there shall have been furnished to each Purchaser a certificate, dated such Closing Date and addressed to such Purchaser, signed by the chief executive officer and by the principal accounting officer of the Company, to the effect that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                  (ii) No stop order or other order suspending the effectiveness of the Registration Statements or any amendment thereof or the qualification of the Shares for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                  (iii) The signers of said certificate have carefully examined the Registration Statements and the Prospectuses, and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein, the Registration Statements, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statements, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectuses, except as set forth in the Registration Statements or as contemplated or required by any document contained or incorporated by reference therein, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectuses, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of outstanding convertible securities), or any material change in the short-term or long-term debt, or any issuance of options (other than options granted pursuant to the Stock Option Plans), warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in the general affairs, condition (financial or otherwise), business, key personnel, property, net worth or results of operations of the Company and its subsidiaries, taken as a whole, and (D) except as stated in the Registration Statements and the Prospectuses, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Effect.

         (f) The Company shall have furnished to the Purchasers such additional documents, certificates and evidence as they may have reasonably requested.

         (g) All necessary filings shall have been made as required and all filing fees shall have been paid to effect the listing of the Shares on AMEX.

5.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company) insofar as such losses, claims, damages, liabilities, charges, actions, proceedings, demands, judgments, settlements, costs and expenses of any nature whatsoever (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or result from any breach of a representation, warranty or covenant of the Company or any violation in connection with the transactions contemplated hereby by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company or of any Blue Sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Company, and will reimburse such Purchaser for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

         (b) Promptly after receipt by an indemnified party under subsection (a) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the judgment of a majority-in-interest of the Purchasers seeking indemnification, it is advisable for the Purchasers to be represented by separate counsel, the Purchasers shall have the right to employ a single counsel in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Purchasers as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 5 to which it has not agreed in writing, such agreement not to be unreasonably withheld.

         (c) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchaser and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (c). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (c).

         (d) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls a Purchaser within the meaning of the Act.

6. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and shall be deemed to have been given on the date delivered by hand, sent by facsimile transmission, or mailed certified mail, return receipt requested, if to the Purchasers to the addresses set forth on Exhibit A hereto, with a copy to Adam J. Kansler, Proskauer Rose LLP, 1585 Broadway, New York, NY 10036-8299, and if to the Company to 170 Williams Drive, Ramsey, NJ 07446, Facsimile (201) 934-8880, Attention: Kenneth I. Moch, with a copy to Richard J. Pinto, Smith, Stratton, Wise, Heher & Brennan, LLP, 600 College Road East, Princeton, New Jersey 08540 which copies shall not constitute notice. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

7. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 5. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

9. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except that the Company shall bear the fees and expenses of counsel to Mainfield Enterprises Inc. up to an aggregate of $2,500, which may be withheld by Mainfield Enterprises Inc. from amounts otherwise payable in respect of the purchase of Shares.

11. Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters, and this Agreement supersedes all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and all of the Purchasers.

12. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. A signature on a counterpart of this Agreement delivered by facsimile transmission shall be deemed to be the original signature.

14. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchasers or any controlling person thereof, and shall survive delivery of, and payment for, the Shares to and by the Purchasers hereunder for a period of one
(1) year, provided, however, that such one (1) year period shall not be applicable to the Company's obligations set forth in Section 5 hereof.

15. Publicity. Neither the Company nor the Purchasers shall issue any press release or make any other public announcement relating to this Agreement unless
(i) the content thereof is mutually agreed to by the Company and the Purchasers, or (ii) such party is advised by its counsel that such press release or public announcement is required by law; except that no press release issued to disclose the issuance and sale of the Shares to the Purchasers will refer to the Purchasers by name. The Company shall (i) prior to 9:30 a.m. on the first Business Day following the date on which this Agreement is fully executed, issue a press release mutually agreed to by the Company and the Purchasers, disclosing the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission.

16. Independent Nature of Purchasers. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                                     Alteon Inc.

                                                     By:/s/ Kenneth I. Moch
                                                       -------------------------
                                                     Name:  Kenneth I. Moch
                                                     Title: President & CEO

                         WHI GROWTH FUND, LP
                             By: William Harris Investors, Inc., General Partner

                             By:/s/ Michael S. Resnick
                               -------------------------------------------------
                             Name:  Michael S. Resnick
                             Title: Executive Vice President

                         WHI SELECT FUND, LP
                             By: William Harris Investors, Inc., General Partner

                             By/s/ Michael S. Resnick
                               -------------------------------------------------
                             Name:  Michael S. Resnick
                             Title: Executive Vice President

                         PANACEA FUND, LLC
                             By: William Harris Investors, Inc., General Partner

                             By: /s/ Michael S. Resnick
                               -------------------------------------------------
                             Name:  Michael S. Resnick
                             Title: Executive Vice President

                             XMARK FUND, LTD

                             By: /s/ David Cavalier
                               -------------------------------------------------
                             Name:  David C. Cavalier
                             Title: Principal, Chief Operating Officer

                             XMARK FUND, L.P.

                             By: /s/ David Cavalier
                                ------------------------------------------------
                             Name:  David C. Cavalier
                             Title: Principal, Chief Operating Officer

                             VERTICAL VENTURES, LLC

                             By: /s/ Joshua Silverman
                                ------------------------------------------------
                             Name: Joshua Silverman
                             Title: Partner

                                            BLUEGRASS GROWTH FUND, LP

                                            By:  /s/ Brian Shatz
                                               ---------------------------------
                                            Name:  Brian Shatz
                                            Title: Managing Member

                                            JOSEPH KLEIN III, TRUSTEE
                                            JOSEPH KLEIN III 5% CHARITABLE
                                            REMAINDER TRUST

                                            By:  /s/ Joseph Klein III
                                               ---------------------------------
                                            Name:  Joseph Klein III
                                            Title: Trustee

                                            MAINFIELD ENTERPRISES, INC.

                                            By:  /s/ Avi Vigder
                                               ---------------------------------
                                            Name:  Avi Vigder
                                            Title: Authorized Signatory

                                            NORTH SOUND LEGACY FUND

                                            By:  /s/ Andrew Wilder
                                               ---------------------------------
                                            Name:  Andrew Wilder
                                            Title: Chief Financial Officer

                                             NORTH SOUND LEGACY INSTITUTIONAL
                                             FUND LLC

                                             By:     /s/ Andrew Wilder
                                                 -------------------------------
                                             Name:  Andrew Wilder
                                             Title: Chief Financial Officer

                                             NORTH SOUND LEGACY INTERNATIONAL
                                             LTD.

                                             By:     /s/ Andrew Wilder
                                                 -------------------------------
                                             Name:  Andrew Wilder
                                             Title: Chief Financial Officer

                                    EXHIBIT A

                                 THE PURCHASERS

                                                   Number of Initial             Aggregate
           Name and Address                     Shares to be Purchased         Purchase Price
           ----------------                     ----------------------         --------------
WHI Growth Fund, LP                                   1,200,000                 $2,100,000.00
Two North LaSalle Street - Suite 400
Chicago, IL 60602
Attn: Charles Polsky, MD

WHI Select Fund, LP                                     571,400                 $  999,950.00
Two North LaSalle Street - Suite 400
Chicago, IL 60602
Attn: Charles Polsky, MD

Panacea Fund, LLC                                       228,600                 $  400,050.00
Two North LaSalle Street - Suite 400
Chicago, IL 60602
Attn: Charles Polsky, MD

Xmark Fund, Ltd.                                        365,257                 $  639,199.75
Carnegie Hall Tower
152 West 57th Street - 21st Floor
New York, NY 10019
Attn: David C. Cavalier

Xmark Fund, L.P.                                        206,172                 $  360,801.00
Carnegie Hall Tower
152 West 57th Street - 21st Floor
New York, NY 10019
Attn: David C. Cavalier

Vertical Ventures, LLC                                  714,286                 $1,250,000.50
641 Lexington Avenue - 26th Floor
New York, NY 10022
Attn: Joshua Silverman

Joseph Klein III, Trustee                                28,572                 $   50,001.00
Joseph Klein III 5% Charitable Remainder
   Unitrust Under Agreement Dated 11/1/88
1724 Hillside Road
Stevenson, MD 21153
Attn: Skip Klein

Mainfield Enterprises, Inc.                             571,429                 $1,000,000.75
c/o Sage Capital Growth, Inc.
660 Madison Avenue
New York, NY 10022
Attn: Eldad Gal

Bluegrass Growth Fund LP                                285,715                 $  500,001.25
200 E. 72nd Street
Apt. 10L
New York, NY 10021
Attn: Brian Shatz

North Sound Legacy Fund                                  12,858                 $   22,501.50
53 Forest Ave, Suite 202
Old Greenwich, CT 06870

North Sound Legacy Institutional Fund LLC               112,857                 $  197,499.75
53 Forest Ave, Suite 202
Old Greenwich, CT 06870

North Sound Legacy International Ltd.                   160,000                 $  280,000.00
53 Forest Ave, Suite 202
Old Greenwich, CT 06870

                                    EXHIBIT B

                                 THE PURCHASERS

                                                     Number of Additional
    Name and Address                                Shares to be Purchased     Purchase Price
    ----------------                                ----------------------     --------------
WHI Growth Fund, LP                                         419,854             $776,729.90
Two North LaSalle Street - Suite 400
Chicago, IL 60602
Attn: Charles Polsky, MD

WHI Select Fund, LP                                         199,920             $369,852.00
Two North LaSalle Street - Suite 400
Chicago, IL 60602
Attn: Charles Polsky, MD

Panacea Fund, LLC                                            79,982             $147,966.70
Two North LaSalle Street - Suite 400
Chicago, IL 60602
Attn: Charles Polsky, MD

Xmark Fund, Ltd                                             127,795             $236,420.75
Carnegie Hall Tower
152 West 57th Street - 21st Floor
New York, NY 10019
Attn: David C. Cavalier

Xmark Fund, L.P.                                             72,135             $133,449.75
Carnegie Hall Tower
152 West 57th Street - 21st Floor
New York, NY 10019
Attn: David C. Cavalier

Vertical Ventures, LLC                                      249,913             $462,339.05
641 Lexington Avenue - 26th Floor
New York, NY 10022
Attn: Joshua Silverman

Joseph Klein III, Trustee                                     9,997             $ 18,494.45
Joseph Klein III 5% Charitable Remainder
  Unitrust Under Agreement Dated 11/1/88
1724 Hillside Road
Stevenson, MD 21153
Attn: Skip Klein

Mainfield Enterprises, Inc.                                 199,930             $369,870.50
c/o Sage Capital Growth, Inc.
660 Madison Avenue
New York, NY 10022
Attn: Eldad Gal

Bluegrass Growth Fund LP                                     99,965             $184,935.25
200 E. 72nd Street
Apt. 10L
New York, NY 10021
Attn: Brian Shatz

North Sound Legacy Fund                                       4,499             $  8,323.15
53 Forest Ave, Suite 202
Old Greenwich, CT 06870

North Sound Legacy Institutional Fund LLC                    39,486             $ 73,049.10
53 Forest Ave, Suite 202
Old Greenwich, CT 06870

North Sound Legacy International Ltd.                        55,980             $   103,563
53 Forest Ave, Suite 202
Old Greenwich, CT 06870

                                    EXHIBIT C

                           FORM OF OPINION OF COUNSEL

                                October __, 2003

TO THE PURCHASERS NAMED ON SCHEDULE A HERETO

Ladies and Gentlemen:

         We have acted as counsel to Alteon Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company of ________ shares of the Company's common stock, $0.01 par value (the "Shares"), pursuant to the Stock Purchase Agreement dated October 14, 2003 (the "Agreement") between the Company and you. This opinion is being delivered to you pursuant to Section 4(d) of the Agreement. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Agreement.

         In rendering this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies, of such corporate records of the Company, certificates of public officials and of officers of the Company and others, and the Registration Statements and the Prospectuses and other documents, including those relating to the issuance and sale of the Shares by the Company to you and the authorization, execution and delivery of the Agreement, as we have deemed necessary for the purpose of this opinion.

         In rendering this opinion, we have assumed the genuineness and authenticity of all signatures on all documents submitted to us for examination; the completeness, genuineness and authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as certified or photostatic copies; the accuracy, completeness and authenticity of certificates of public officials; and the accuracy and completeness of all public records examined by us. As to factual matters relevant to our opinions, we have relied on the representations and warranties contained in the Agreement and on a certificate of an officer of the Company.

         On the basis of such examinations and our consideration of such questions of law as we have deemed relevant in the circumstances and subject to the foregoing, we are of the opinion that:

         1. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and in which the failure to so qualify would have a material adverse effect on the condition (financial or other), business, properties, business prospects, or results of operations of the Company (a "Material Adverse Effect").

         2. The Shares and all of the outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares have been delivered and paid for in accordance with the Agreement on the Closing Date, such Shares will be, validly issued, fully paid and non-assessable and will be free of any liens, encumbrances, preemptive or similar rights (other than those created by Purchaser) and will conform to the description thereof contained in the Prospectuses. Except as set forth in the Registration Statements or as contemplated or required by any document contained or incorporated by reference therein, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or, to our knowledge, any agreement or other instrument to which the Company is a party or by which the Company is bound.

         3. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Agreement in connection with the issuance and sale of the Shares by the Company, except such as may be required under the Act and under state securities laws.

         4. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, the Company's charter or by-laws, or, to our knowledge, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, or, to our knowledge, any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties

         5. The Registration Statements has been declared effective by the Commission under the Act, the Prospectuses was filed with the Commission pursuant to Rule 424(b) on June 12, 2003 and, to our knowledge, no stop order suspending the effectiveness of the Registration Statements or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. The Registration Statements, as of its effective date, and the Registration Statements and the Prospectuses, as of the dates of the Agreement and as of the Closing Date, and any amendment or supplement thereto as of its date and the Closing Date (except for the financial statements, the notes thereto and the related schedules and other statistical or financial data included or incorporated by reference therein as to which we express no opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

         6. The Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms.

         7. The Shares being issued under the Agreement are registered under the 2001 Registration Statement or 2003 Registration Statement and may be resold by the Purchasers without restriction under the Securities Act.

         We have participated in conferences with certain officers and representatives of the Company at which the contents of the Registration Statements and the Prospectuses and related matters were discussed and, although we do not pass upon, nor assume any responsibility for, the accuracy, completeness or fairness of any statement contained in the Registration Statements, Prospectuses or Supplements and we have made no independent check or verification thereof, based upon the foregoing, no facts have come to our attention which would lead us to believe that either the Registration Statements as of its effective date, the Registration Statements and Prospectuses as of the dates of the Agreement and as of the Closing Date or any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief or opinion which respect to the financial statements, including the notes and schedules thereto and other financial and statistical data).

         Where the phrase "to our knowledge" is used in this letter, such phrase refers to the current awareness of the attorneys in this firm who are actively involved in the representation of the Company as to matters with respect to which we have been consulted and does not imply knowledge as to any other matters.

         The opinions expressed herein are subject to the effects and limitations imposed by further legislation, administrative regulation and judicial decisions, which effects may be prospective or retroactive. Our opinion in paragraph (4) is limited to laws which normally apply to transactions of the type contemplated by the Agreement. Our opinion in paragraph (1) as to the good standing of the Company is based solely on certificates of good standing dated October ____, 2003 and October ___, 2003 issued by the Secretary of State of Delaware and the Treasurer of the State of New Jersey, respectively.

         With respect to the opinions expressed herein, we further advise you that we express no opinion as to any law or regulation except for laws or regulations of the State of New Jersey, the State of New York and the United States and the Delaware General Corporation Law.

         This opinion is issued as of the date hereof and is provided by us as counsel for the Company to you at your request and for your exclusive use only and is not to be made available to or relied upon by any other persons or entities, except for counsel to you, which may rely on this opinion in rendering its opinion to you, without our prior written consent. We undertake no obligation to update you with respect to any changes herein.

                                          Very truly yours,